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                                  POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Account C (e-Annuity), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-50817 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on April 6, 1999.

SIGNATURE                                  TITLE
---------                                  -----


/s/ Gabriel L. Shaheen
----------------------                     President, Chief Executive Officer
Gabriel L. Shaheen                         and Director (Principal Executive
                                           Officer)


----------------------
Lawrence T. Rowland                        Executive Vice President and Director



----------------------
Keith J. Ryan                              Senior Vice President, Assistant
                                           Treasurer and Chief Financial Officer
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)

----------------------
H. Thomas McMeekin                         Director



----------------------
Richard C. Vaughan                         Director



----------------------
Jon A. Boscia                              Director


STATE OF INDIANA)
                )SS:
COUNTY OF ALLEN )

                              Subscribed and sworn to before me this
                              6th day of  April, 1999.

                              /s/ Janet L. Lindenberg
                              ------------------------------------------
                              Notary public

                              Commission Expires:  7-10-2001